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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) September 22, 1998
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                               PICO HOLDINGS, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                  California                           0-18786                            94-2723335
                  ----------                           -------                            ----------
         (State or other jurisdiction                (Commission                         (IRS Employer
              of incorporation)                      File Number)                       Identification No.)

                  875 Prospect Street, Suite 301, La Jolla, California                                     92037
                  ----------------------------------------------------                                     -----
                           (Address of principal executive offices)                                      (Zip Code)


        Registrant's telephone number, including area code (619) 456-6022
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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 ITEM 5.  OTHER EVENTS.

         On September 22, 1998, the Registrant publicly announced that it filed a Joint Proxy Statement with the Securities and Exchange Commission on September 18, 1998, with Global Equity Corporation ("GEC"). The Joint Proxy statement was filed in connection with the proposed business combination of the Registrant and GEC. The Registrant and GEC signed a combination agreement on September 18, 1998 for the Registrant to acquire the approximate 48% of GEC not currently owned by the Registrant directly or indirectly, at which point GEC will become a wholly-owned subsidiary of the Registrant. A copy of the press release relating to this public announcement is attached hereto as Exhibit 99.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PICO HOLDINGS, INC.


Date: October 8, 1998                  By: /s/ Gary W. Burchfield
                                          ----------------------
                                          Gary W. Burchfield
                                          Chief Financial Officer and Treasurer


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                                 EXHIBITS INDEX
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Exhibit Number                                 Description
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           99.     September 22, 1998 Joint Press Release between PICO Holdings,
                   Inc. and Global Equity Corporation.


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